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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Carbo Ceramics Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-K for the year ended December 31, 2002 of the company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the company.


Dated: March 12, 2003
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   /s/ C. MARK PEARSON
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Name:  C. Mark Pearson
Title: Chief Executive Officer


Date:  March 12, 2003


   /s/ PAUL G. VITEK
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Name:  Paul G. Vitek
Title: Chief Financial Officer